Security Income Fund
Security Cash Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated August 1, 2007,
To Prospectus Dated May 1, 2007

Effective August 1, 2007, 6th Avenue Investment Management Company, LLC, has changed its name to Security Investors, LLC. All references in the Prospectus to 6th Avenue Investment Management Company, LLC, are hereby replaced with references to Security Investors, LLC.

Please Retain This Supplement For Future Reference